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                                                                    EXHIBIT 23.1



                         CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-91500) and on Forms S-8 (No. 33-77882, No. 33-77884, No. 33-77888, and No. 333-21333), of DT Industries, Inc., of our
report dated October 14, 2003, appearing in this Form 10-K. We also consent to the incorporation by reference of our report on the Financial Statement Schedule, which appears in this Form 10-K.




PricewaterhouseCoopers LLP
St. Louis, Missouri
October 14, 2003